Exhibit 10.1

AMENDMENT NO. 12 TO
LOAN FUNDING AND SERVICING AGREEMENT
(VFCC Transaction with ACS Funding Trust I)

THIS AMENDMENT NO. 12 TO LOAN FUNDING AND SERVICING AGREEMENT, dated as of March 25, 2003 (this “Amendment”), is entered into by and among ACS FUNDING TRUST I, as the borrower (in such capacity, the “Borrower”), AMERICAN CAPITAL STRATEGIES, LTD., as the servicer (in such capacity, the “Servicer”), certain INVESTORS, VARIABLE FUNDING CAPITAL CORPORATION, as a lender (in such capacity, a “Lender”), WACHOVIA SECURITIES, INC. (f/k/a First Union Securities, Inc. and successor-in-interest to First Union Capital Markets Corp.), as the deal agent (in such capacity, the “Deal Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank) (“WBNA”), as a lender (in such capacity, a “Lender”) and as the liquidity agent (in such capacity, the “Liquidity Agent”), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (f/k/a Norwest Bank Minnesota, National Association), as the collateral custodian (in such capacity, the “Collateral Custodian”) and as the backup servicer (in such capacity, the “Backup Servicer”), and is acknowledged and agreed to by WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as the hedge counterparty (in such capacity, the “Hedge Counterparty”).  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of March 31, 1999, as amended by that Amendment No. 1, dated as of June 30, 1999, Amendment No. 2, dated as of September 24, 1999, Amendment No. 3, dated as of December 14, 1999, Amendment No. 4, dated as of June 16, 2000, Amendment No. 5, dated as of December 20, 2000, Amendment No. 6, dated as of March 29, 2001, Amendment No. 7, dated as of April 19, 2001, Amendment No. 8, dated as of January 15, 2002, Amendment No. 9, dated as of March 29, 2002, Amendment No. 10, dated as of June 24, 2002 and Amendment
No. 11, dated as of December 30, 2002 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);

WHEREAS, pursuant to Amendment No.11, the Facility Amount was increased from $225,000,000 to $275,000,000 until January 15, 2003; and

WHEREAS, on January 15, 2003, the Facility Amount reverted back to $225,000,000 pursuant to the terms of the Agreement; and

WHEREAS, the parties hereto desire to amend the Agreement to provide for a permanent increase in the Facility Amount and in certain other respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Amendment No 12 to
Loan Funding & Servicing Agreement
(VFCC/ACS Funding Trust I)

SECTION 1.  Amendments.

(a)           The following definitions in Section 1.1 of the Agreement are hereby amended and restated in their entirety as follows:

“Default Ratio:  With respect to any Collection Period, the percentage equivalent of a fraction, calculated as of the Determination Date for such Collection period, (a) the numerator of which is equal to the aggregate Outstanding Loan Balance of all Defaulted Loans (excluding Charged-Off Loans), and (b) the denominator of which is equal to the decimal equivalent of a fraction the numerator of which is equal to the sum of (i) the Aggregate Outstanding Loan Balance as of the first day of such Collection Period and (ii) the Aggregate Outstanding Loan Balance as of the last day of such Collection Period and the denominator of which is 2.”

“Facility Amount:  $275,000,000; provided, however, on and after the Termination Date, the Facility Amount shall be zero.”

(b)           Article II of the Agreement is hereby amended by amending and restating the first sentence of Section 2.5(a) thereof as follows:

“Section 2.5   The Structured Notes.

(a)           The Borrower shall deliver to the Deal Agent, on behalf of the Lenders, at the applicable address set forth on the signature pages of this Agreement, a duly executed structured note, in the form of Exhibit B-2 (the “VFCC Structured Note”), dated as of the date of this Agreement, in a face amount equal to $275,000,000, and otherwise duly completed in the case of VFCC Advances and a duly executed structured note, in the form of Exhibit B-1 (the “WBNA Structured Note”) dated as of the date of this Agreement, in a face amount equal to the $30,000,000, and otherwise duly completed in the case of WBNA Advances (the VFCC Structured Note together with the WBNA Structured Note, the “Notes”); provided, however, that notwithstanding anything to the contrary contained herein or in any other Transaction Document, the indebtedness of the Borrower evidenced by the Notes shall not in the aggregate exceed the Facility Amount.”

(c)           The Commitment of WBNA as an Investor set forth on the signature pages of the Agreement is hereby amended and restated to be “$275,000,000; provided, however, that the sum of the Commitments of the Investors and the Lender shall not exceed the Facility Amount.”

SECTION 2.  Increase in Facility Amount and Amount of VFCC Structured Note.

Effective on the date of this Amendment, the Facility Amount shall be increased to $275,000,000; provided, that,  the Deal Agent shall have first received an executed version of the amended, restated and substituted VFCC Structured Note attached to this Amendment as Annex A (the “New Note”).  Such New Note shall replace and supersede any VFCC Structured Note previously executed by the Borrower pursuant to the Agreement (the “Replaced Note").  Such New Note evidences the same indebtedness, and is secured by the same Collateral as the Replaced Note.  The Deal Agent shall return the Replaced Note to the Borrower.

SECTION 3.  Waiver.

Pursuant to and in accordance with the provisions of Section 11.1 of the Agreement, each of the undersigned hereby agrees to waive non-compliance with the provisions of subsection 5.3(a)(iii) of the Agreement with respect to the Required Notional Amount for the month of December 2002.  This is a one–time  waiver and shall not be construed to be (i) a waiver as to non–compliance with the any other covenants in subsection 5.3(a) or any other Servicer Termination Event that exists, (ii) a waiver as to any future or other non–compliance with the covenants in subsection 5.3(a)(iii), other than as specifically set forth in the preceding sentence, (iii) a waiver of any other or future Unmatured Termination Event or Termination Event that may exist, other than as specifically set forth in the preceding sentence, or (iv) an amendment or modification of the Agreement.  This limited waiver is expressly subject to the terms of this Amendment.

SECTION 4.  Agreement in Full Force and Effect as Amended and Waived.

Except as specifically amended and waived hereby, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,”  “hereof,”  “herein,” on words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby.  This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment and waiver thereof.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 5.  Representations.

Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

(i)            it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii)           the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii)          no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv)          this Amendment has been duly executed and delivered by it;

(v)           this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi)          it is not in default under the Agreement; and

(vii)         there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 6.  Conditions to Effectiveness.

This effectiveness of this Amendment is conditioned upon the payment by the Servicer of all fees and expenses set forth on the Facility Increase Fee Letter Agreement dated as of the date hereof among the Borrower, the Servicer and the Deal Agent.

SECTION 7.  Miscellaneous.

(a)           This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)           The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)           This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d)           WBNA certifies by execution hereof that it is an Investor with Commitments in excess of 66-2/3% of the Facility Amount, and therefore is a Required Investor pursuant to the Agreement.

(e)           The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(f)            Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(g)           This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties.  There are no unwritten oral agreements between the parties.

(h)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	ASC FUNDING TRUST I

	By:	/s/ [ILLEGIBLE]
Name:
Title:

ACS Funding Trust I c/o American Capital Strategies, Ltd. 2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814
	Attention:	Compliance Officer
	Facsimile:	(301) 654-6714
	Telephone:	(301) 951-6122

THE SERVICER:	AMERICAN CAPITAL STRATEGIES, LTD.

	By:	/s/ [ILLEGIBLE]
Name:
Title:

American Capital Strategies, Ltd. 2 Bethesda Metro Center, 10 Floor Bethesda, Maryland 20814
	Attention:	Compliance Officer
	Facsimile:	(301) 654-6714
	Telephone:	(301) 951-6122

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE INVESTORS:	WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank)

	By:	/s/ Raj Shah
	Name:	RAJ SHAH
	Title:	Director

Commitment: $275,000,000; provided, however, that the sum of the Commitments of the Investors and the Lender shall not exceed the Facility Amount.

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
	Attention:	Raj Shah
	Facsimile:	(704) 383-4012
	Telephone:	(704) 374-6230

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:		VARIABLE FUNDING CAPITAL CORPORATION

By Wachovia Securities, Inc. (f/k/a First Union Securities, Inc. and successor-in-interest to First Union Capital Markets Corp.), as attorney-in-fact

		By:	/s/ Douglas R. Wilson, SR
		Name:	DOUGLAS R. WILSON, SR.
		Title:	VICE PRESIDENT

Variable Funding Capital Corporation
c/o Wachovia Securities, Inc.
One Wachovia Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
		Attention:	Conduit Administration
		Facsimile:	(704) 383-6036
		Telephone:	(704) 383-9343

with a copy to:

Lord Securities Corp.
2 Wall Street, 19th Floor
New York, New York 10005
		Attention:	Vice President
		Facsimile:	(212) 346-9012
		Telephone:	(212) 346-9008

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE BACKUP SERVICER:	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (f/k/a Norwest Bank Minnesota, National Association)

	By:	/s/ Timothy Matyi
	Name:	Timothy Matyi
	Title:	Assistant Vice President

Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette, MAC: N9311-161
Minneapolis, Minnesota 55479
	Attention:	Corporate Trust Services
Asset-Backed Administration
	Facsimile:	(612) 667-3464
	Telephone:	(612) 667-8058

THE COLLATERAL CUSTODIAN:	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (f/k/a Norwest Bank Minnesota, National Association)

	By:	/s/ Timothy Matyi
	Name:	Timothy Matyi
	Title:	Assistant Vice President

Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette, MAC: N9311-161
Minneapolis, Minnesota 55479
	Attention:	Corporate Trust Services
Asset-Backed Administration
	Facsimile:	(612) 667-3464
	Telephone:	(612) 667-8058

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE DEAL AGENT:	WACHOVIA SECURITIES, INC. (f/k/a First Union Securities, Inc. successor-in-interest to First Union Capital Markets Corp.)

	By:	/s/ Paul Burkhart
	Name:	Paul Burkhart
	Title:	VP

Wachovia Securities, Inc.
One Wachovia Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
	Attention:	Mary K. Jett
	Facsimile:	(704) 383-4012
	Telephone:	(704) 383-0906

LENDER AND LIQUIDITY AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank)

	By:	/s/ Raj Shah
	Name:	RAJ SHAH
	Title:	Director

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
	Attention:	Raj Shah
	Facsimile:	(704) 383-4012
	Telephone:	(704) 374-6230

Lender Commitment: $30,000,000; provided, however, that the sum of the Commitments of the Investors and the Lender shall not exceed the Facility Amount.

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Acknowledged and Agreed to
as of the date written above.

WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as the Hedge Counterparty

By:	/s/ Raj Shah
Name:	RAJ SHAH
Title:	Director

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0610
Charlotte, North Carolina 28288
Attention:	Raj Shah
Facsimile:	(704) 383-4012
Telephone:	(704) 374-6230

ANNEX A

EXHIBIT B-2

To Loan Funding

and Servicing

Agreement

$275,000,000; provided, however,

that the sum of the Commitments of

the Investors and the Lender shall not

exceed the Facility Amount.

March 31, 1999

AMENDED, RESTATED AND SUBSTITUTED

VFCC STRUCTURED NOTE

THIS AMENDED, RESTATED AND SUBSTITUTED VFCC STRUCTURED NOTE (THE “VFCC STRUCTURED NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS AND THE BORROWER (AS DEFINED BELOW) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS VFCC STRUCTURED NOTE MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

THIS VFCC STRUCTURED NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE LOAN FUNDING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN NO EVENT SHALL THE BORROWER (DEFINED BELOW) BE ENTITLED TO HAVE ADVANCES MADE TO IT UNDER THIS VFCC STRUCTURED NOTE AND THE WBNA STRUCTURED NOTE IN AN AGGREGATE AMOUNT IN EXCESS OF THE FACILITY AMOUNT (AS DEFINED IN THE LOAN FUNDING AND SERVICING AGREEMENT (AS DEFINED BELOW)).

FOR VALUE RECEIVED, ACS FUNDING TRUST I, a Delaware business trust (the “Borrower”), promises to pay to WACHOVIA SECURITIES, INC.  (f/k/a First Union Securities, Inc. and successor-in-interest to First Union Capital Markets Corp.), as the deal agent for the Lenders (the “Deal Agent”), or the Lenders’ assigns, the principal sum of TWO HUNDRED AND SEVENTY-FIVE MILLION DOLLARS ($275,000,000) or, if less, the unpaid principal amount of the aggregate advances (“Advances”) made by the Lenders (as defined below) to the Borrower pursuant to the Loan Funding and Servicing Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in Section 2.6 of the Loan Funding and Servicing Agreement, and to pay interest on the unpaid principal amount of each Advance on each day that such unpaid principal amount is outstanding at the Interest Rate related to such

Amendment No 12 to
Loan Funding & Servicing Agreement
(VFCC/ACS Funding Trust I)

Advance as provided in the Loan Funding and Servicing Agreement on each Payment Date and each other dates specified in the Loan Funding and Servicing Agreement.

This VFCC Structured Note is issued pursuant to the Loan Funding and Servicing Agreement, dated as of March 31, 1999, as amended by Amendment No. 1, dated as of June 30, 1999, Amendment No. 2, dated as of September 24, 1999, Amendment No. 3, dated as of December 14, 1999, Amendment No. 4, dated as of June 16, 2000, Amendment No. 5, dated as of December 20, 2000, Amendment No. 6, dated as of March 29, 2001, Amendment No. 7, dated as of April 29, 2001, Amendment No. 8, dated as of January 15, 2002, Amendment No. 9, dated as of March 29, 2002, Amendment No. 10, dated as of June 24, 2002, Amendment No. 11, dated as of December 30, 2002, and Amendment No. 12, dated as of March       , 2003 (as amended, modified, waived, supplemented, or restated from time to time, the “Loan Funding and Servicing Agreement”), by and among the Borrower, American Capital Strategies, Ltd., as servicer, Variable Funding Capital Corporation, as a lender, the Investors named therein, Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association), as backup servicer and as collateral custodian, the Deal Agent, and Wachovia Bank, National Association (f/k/a First Union National Bank), as a lender and as liquidity agent. Capitalized terms used but not defined in this VFCC Structured Note are used with the meanings ascribed to them in the Loan Funding and Servicing Agreement.

Notwithstanding any other provisions contained in this VFCC Structured Note, if at any time the Interest Rate payable by the Paying Agent on behalf of the Borrower under this VFCC Structured Note, when combined with any and all other charges provided for in this VFCC Structured Note, in the Loan Funding and Servicing Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this VFCC Structured Note), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then so long as the Maximum Lawful Rate would be exceeded the Interest Rate under this VFCC Structured Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the Interest Rate payable under this VFCC Structured Note is less than the Maximum Lawful Rate, the Paying Agent on behalf of the Borrower shall continue to pay Interest under this VFCC Structured Note at the Maximum Lawful Rate until such time as the total Interest paid by the Paying Agent on behalf of the Borrower is equal to the total interest that would have been paid had applicable law not limited the Interest Rate payable under this VFCC Structured Note. In no event shall the total Interest received by the Lenders under this VFCC Structured Note exceed the amount which such Lenders could lawfully have received had the Interest due under this VFCC Structured Note been calculated since the date of this VFCC Structured Note at the Maximum Lawful Rate.

Payments of the principal of, and Interest on, the Advances by the Lenders and represented by this VFCC Structured Note shall be made by the Paying Agent on behalf of the Borrower to the holder or holders hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Loan Funding and Servicing Agreement, or in such manner or at such other address as the holder or holders of this VFCC Structured Note shall have specified in writing to the Borrower for such purpose, without the presentation or surrender of this VFCC Structured Note or the making of any notation on this VFCC Structured Note.

If any payment under this VFCC Structured Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and Interest shall be payable on any principal so extended at the applicable Interest Rate.

If all or a portion of (i) the principal amount hereof or (ii) any Interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear Interest at a rate per annum that is equal to the Base Rate plus 1.0%, in each case from the date of such non-payment to (but excluding) the date such amount is paid in full.

Portions or all of the principal amount of the VFCC Structured Note shall become due and payable at the time or times set forth in the Loan Funding and Servicing Agreement. Any portion or all of the principal amount of this VFCC Structured Note may be prepaid, together with Interest thereon (and, as set forth in the Loan Funding and Servicing Agreement, certain costs and expenses of the Lenders) at the time and in the manner set forth in, but subject to the provisions of, the Loan Funding and Servicing Agreement.

The Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this VFCC Structured Note.

All amounts evidenced by this VFCC Structured Note, the Advances, Advances Outstanding and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Deal Agent, as agent for the Lenders, on the Schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof or otherwise recorded in its internal books or records or computer system; provided, however, that the failure of the Deal Agent to make such a notation or recordation shall not in any way limit or otherwise affect the obligations of the Borrower under this VFCC Structured Note as provided in the Loan Funding and Servicing Agreement.

The holder or holders hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advance, Advances Outstanding or the Commitment represented by this VFCC Structured Note. All transfers and pledges of this VFCC Structured Note must be done in compliance with the Securities Act, applicable state securities laws and Article 8 of the UCC.

This VFCC Structured Note is secured by the security interests granted pursuant to Section 2.9 of the Loan Funding and Servicing Agreement. The holder or holders of this VFCC Structured Note are entitled to the benefits of the Loan Funding and Servicing Agreement and may enforce the agreements of the Borrower contained in the Loan Funding and Servicing Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Loan Funding and Servicing Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Loan Funding and Servicing Agreement. If a Termination Event shall occur and the Termination Date has been declared or has otherwise occurred, the unpaid balance of the principal of all Advances, together with accrued Interest thereon, shall be accelerated and become immediately due and payable.

This VFCC Structured Note is one of the “Structured Notes” referred to in Section 2.5 of the Loan Funding and Servicing Agreement. THIS VFCC STRUCTURED NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

This VFCC Structured Note is intended to be and is a replacement of the VFCC Structured Note, dated March 31, 1999, in the maximum principal amount of $225,000,000 (the “Replaced Note”). This VFCC Structured Note evidences the same indebtedness and is secured by the same Collateral securing the Replaced Note and is not intended to constitute a novation in any manner.

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IN WITNESS WHEREOF, the undersigned has executed this VFCC Structured Note as on the date first written above.

ACS FUNDING TRUST I

By:
Name:
Title:

Schedule attached to Amended, Restated and Substituted VFCC Structured Note dated March 31, 1999 of ACS Funding Trust I payable to the order of Wachovia Securities, Inc., as the Deal Agent
$
Advances Outstanding as of March , 2003 (Date of Amendment No. 12)

Date of Advance or Repayment	Principal Amount of Advance	Principal Amount of Repayment	Advances Outstanding